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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 17, 2005, in the Registration Statement (Form S-1) and related Prospectus of Predix Pharmaceuticals Holdings, Inc. for the registration of shares of its common stock.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 1, 2005